CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net income	$ 16,856	$ 16,460	$ 15,266
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments, net	495	(621)	(423)
Unrealized gain from derivative instruments, net	0	29	(23)
Unrealized loss (gain) from available-for-sale securities	(35)	28	(73)
Total other comprehensive income (loss), net of tax	460	(564)	(519)
Total comprehensive income	17,316	15,896	14,747
Comprehensive income attributable to redeemable non-controlling interests	807	157	0
Comprehensive income attributable to non-controlling interests	476	96	169
Comprehensive income attributable to Magic Software Enterprises' shareholders	$ 16,033	$ 15,643	$ 14,578